UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2026

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2026, Mammoth Energy Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was held at 14201 Caliber Drive, Suite 300, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on four proposals, a more detailed description of which is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 15, 2026, and incorporated by reference in this report. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions, and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Arthur Amron, Corey Booker, Paul Jacobi, Phil Lancaster, James Palm and Mark Plaumann were elected to continue to serve as the Company’s directors until the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Arthur Amron	35,060,078	1,519,819	13,901	5,550,784
Corey Booker	36,086,616	483,459	23,723	5,550,784
Paul Jacobi	36,167,165	413,462	13,171	5,550,784
Phil Lancaster	36,268,346	314,406	11,046	5,550,784
James Palm	33,638,074	2,944,525	11,199	5,550,784
Mark Plaumann	35,401,066	1,181,523	11,209	5,550,784
Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
36,252,635	264,334	76,829	5,550,784
Proposal 3

The Company’s stockholders voted, on an advisory basis, in favor of holding a future advisory stockholder vote to approve the Company’s executive compensation on an annual basis. The results of the vote on Proposal 3 were as follows:

1 Year	2 Years	3 Years	Abstain	Non-Votes
35,911,762	4,130	641,206	36,700	5,550,784
Proposal 4

The appointment of Carr, Riggs & Ingram L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified. The results of the vote on Proposal 4 were as follows:

For	Against	Abstain	Non-Votes
42,054,219	87,134	3,229	—

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 26, 2026	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary